UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒   Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material under Rule14a-12

FINANCIAL INVESTORS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to whom transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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Rule 0-11:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FINANCIAL INVESTORS TRUST

Redmont Resolute Fund I and Redmont Resolute Fund II

            , 2012

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of each of the Redmont Resolute Fund I and Redmont Resolute Fund II (the “Funds”), each a series of the Financial Investors Trust (the “Trust”). Please review the Proxy Statement and cast your vote on the proposal to approve an amendment to the investment advisory agreement between the Trust, on behalf of the Funds, and Highland Associates, Inc. (“Highland Associates”), the Funds’ investment adviser, to change the investment advisory fee rate paid to Highland Associates by each Fund. The Board of Trustees believes that changing the investment advisory fee rate is in the best interests of each Fund’s shareholders. After consideration of the proposal, the Board of Trustees of the Funds has unanimously approved, subject to shareholder approval, the proposal. The Board of Trustees of the Funds recommends that you vote FOR the proposal.

Your vote is important no matter how many shares you own. The proxy documents explain the proposal in detail, and we encourage you to review the proxy documents. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, please call the Trust at (855) 268-2242.

Very truly yours,

/s/ Edmund J. Burke

Edmund J. Burke

Chairman of the Board and President of Financial Investors Trust

FINANCIAL INVESTORS TRUST

Redmont Resolute Fund I and Redmont Resolute Fund II

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On

November 2, 2012

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Redmont Resolute Fund I and Redmont Resolute Fund II (the “Funds”), each a series of the Financial Investors Trust (the “Trust”), will be held in the offices of ALPS Fund Services, Inc. (“ALPS”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on November 2, 2012 at 10:00 a.m. Mountain time, as may be adjourned from time to time (such meeting and any adjournments being referred to as the “Meeting”).

At the Meeting, Fund shareholders will be asked to vote on the proposal set forth below and to transact such other business, if any, as may properly come before the Meeting:

1.

To approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Funds, and Highland Associates, Inc., the Funds’ investment adviser, to change the advisory fee rate paid to Highland Associates, Inc. by each of the Funds.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of a Fund as of the close of business on September 11, 2012 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of the Financial Investors Trust, on behalf of the Funds.

/s/ David T. Buhler

David T. Buhler

Secretary

            , 2012

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS TRUST

Redmont Resolute Fund I and Redmont Resolute Fund II

PROXY STATEMENT

for the Special Meeting of Shareholders

to be held on November 2, 2012

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Financial Investors Trust (the “Trust”), on behalf of the Redmont Resolute Fund I and Redmont Resolute Fund II (the “Funds”), two series of the Trust, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 on November 2, 2012 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about             , 2012 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Funds, (ii) by officers, employees and agents of the Funds’ investment adviser, Highland Associates, Inc. (the “Adviser” or “Highland Associates”), and/or its affiliates, and (iii) by officers, employees and agents of the Funds’ administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Fund shareholders will be asked to vote on the proposal set forth below (the “Proposal”) and to transact such other business, if any, as may properly come before the Meeting:

1.

To approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Funds, and Highland Associates, Inc., the Funds’ investment adviser, to change the advisory fee rate paid to Highland Associates, Inc. by each of the Funds.

The Board of Trustees has set the close of business on September 11, 2012 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on November 2, 2012. Additional information about each Fund is available in its prospectus, statement of additional information and annual report to shareholders. Copies of the Funds’ annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the Funds’ annual report. To request a copy of the Proxy Statement, or the annual report, please call (855) 268-2242, write to the Funds at P.O. Box 1436, Denver, CO 80201, or visit the Funds’ website at www.redmontfunds.com. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

A. The Proposal seeks approval of an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Funds, and Highland Associates, the Funds’ investment adviser, that increases the annual investment advisory fee rate for each of the Funds from 0.50% of each Fund’s daily average net assets to 1.50% of each Fund’s daily average net assets.

Q. Why is the Board proposing to increase the investment advisory fee rates for the Funds?

A. The Adviser is proposing to amend the Investment Advisory Agreement between the Trust, on behalf of the Funds, and Highland Associates to increase the investment advisory fee rate paid to Highland Associates by each of the Funds to allow the Adviser to employ a “manager of managers” structure through which the Adviser would pay fees to the sub-advisers from the Adviser’s advisory fee, instead of directly from the Funds. The following summarizes the events leading to this proposed advisory fee increase.

On December 13, 2011, at a meeting called in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of the Trust, including the Independent Trustees, approved the Investment Advisory Agreement (the “Current Advisory Agreement”) between the Trust, on behalf of the Funds, and Highland Associates with an annual advisory fee of 0.50% of each Fund’s daily average net assets. At the meeting, Highland Associates indicated that it intended to apply for an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that, if granted, would allow the Adviser to allocate and reallocate the assets of each Fund between and among any sub-advisers so selected pursuant to a “manager of managers” structure. Highland Associates also indicated that, if exemptive relief were granted by the SEC as proposed, the Adviser would have the authority to retain and terminate sub-advisers, engage new sub-advisers and make material revisions to the terms of the sub-advisory agreements subject to the approval of the Board, but not approval of a Fund’s shareholders. Highland Associates further indicated that, for services rendered under the sub-advisory agreements, each sub-adviser would receive a fee directly from the Fund, negotiated by the Adviser and the applicable sub-adviser, as approved by the Board, so that the total aggregate fee paid to all sub-advisers by a Fund would be equal to or less than 0.75% of a Fund’s average daily net assets. Highland Associates anticipated that the use of sub-advisers in place of certain underlying funds would reduce each Fund’s acquired fund fees and expenses by an amount equal to or greater than the 0.75% maximum aggregate fee paid to all sub-advisers. Under this proposed structure, shareholder approval would have been required for any change to a sub-advisory agreement if such change would result in an increase in the overall advisory fees payable by a Fund to all sub-advisers above the 0.75% maximum previously agreed to by the Board.

On December 29, 2011, the Trust, on behalf of the Funds, entered into the Current Advisory Agreement with the Adviser that had been approved by the Board at the meeting on December 13, 2011, including by a majority of Independent Trustees, and by the initial shareholder in connection with the Funds’ commencement of operations.

On February 12, 2012, Highland Associates filed its application for exemptive relief of its proposed “manager of managers” structure as described above. On May 3, 2012, the SEC notified the Adviser that it had determined not to grant exemptive relief for an arrangement involving the payment of sub-advisory fees directly by the Funds. As a result, the Adviser determined to propose amending the Current Advisory Agreement to increase the annual advisory fee payable to the Adviser by each Fund (the “Proposed Amended Advisory Agreement”) to allow the Advisor to pay fees to the sub-advisers from the Adviser’s advisory fee, instead of directly from the Fund.

On September 11, 2012, at a meeting called in accordance with the 1940 Act, the Board, including the Independent Trustees, approved the Proposed Amended Advisory Agreement with an annual advisory fee payable to the Adviser of 1.50% of each of the Fund’s daily average net assets and resolved to submit and recommend such increase to the Funds’ shareholders for approval and adoption. At the meeting, Highland Associates informed the Board that employing a “manager of managers” structure to supplement the current “fund of funds” approach would benefit the Funds in three ways. First, by employing sub-advisers to manage certain segments of each Fund’s portfolio, the Adviser would be able to reduce the acquired fund fees and expenses associated with investing in mutual funds and other pooled investment vehicles. Second, the Adviser would be able to gain efficiencies in the management of Fund assets by reducing the overlap of securities among portfolios of underlying funds. Third, the Adviser would gain access to investment managers that currently do not manage mutual funds or other underlying funds available for investment by the Funds.

Q. Has my Fund’s Board approved the Proposal?

A. Yes, the Board of Trustees of the Funds unanimously recommends that shareholders vote FOR the Proposal.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on this very important proposal concerning your investment.

Q. Will my Fund pay for this proxy solicitation?

A. Yes, the Funds will bear these costs.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on September 11, 2012, the Record Date, you are entitled to vote.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What should I do if I receive more than one proxy card?

A. Because each Fund’s shareholders must vote separately, you are being sent a proxy card for each Fund account that you have.

Q. What vote is required to approve the Proposal?

A. Approval of the Proposed Amended Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Q. What will happen if the Proposal is approved by shareholders of both Funds?

A. If the shareholders of both Funds approve the Proposed Amended Advisory Agreement for such Fund, the Proposed Amended Advisory Agreement with the amended fee schedule for the Funds will become effective on the day the SEC grants Highland Associates and the Trust the exemptive relief of the proposed “manager of managers” structure, as described in the Proxy Statement.

Q. What will happen if the Proposal is not approved by shareholders of one of the Funds?

A. If the shareholders of either or both Funds do not approve the Proposal, the Proposed Amended Advisory Agreement will not take effect for either Fund, and the Board will consider other courses of action in the best interests of each Fund and its shareholders.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of all matters.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to your Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of a Fund’s annual report?

A. If you would like to receive a copy of the latest annual report for the Funds, please call (855) 268-2242, write to the Funds at P.O. Box 1436, Denver, CO 80201, or visit the Funds’ website at www.redmontfunds.com. The report will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call [(855) 268-2242].

PROPOSAL: TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST ON BEHALF OF THE FUNDS AND HIGHLAND ASSOCIATES, THE FUNDS’ ADVISER, TO CHANGE THE ADVISORY FEE RATE PAID TO HIGHLAND ASSOCIATES BY EACH OF THE FUNDS.

Introduction

On September 11, 2012, the Board of Trustees of the Trust approved and ratified the Proposed Amended Advisory Agreement that changes the annual rate for fees paid to Highland Associates by each Fund from 0.50% of each Fund’s daily average net assets (pursuant to the Current Advisory Agreement) to 1.50% of each Fund’s daily average net assets. Except for the proposed change in fee structure discussed below, the terms and conditions of the Proposed Amended Advisory Agreement are substantially the same as the terms and conditions of the Current Advisory Agreement. Such change in the Funds’ fee structure requires shareholder approval. The Board authorized the submission of the Proposed Amended Advisory Agreement to shareholders of the Funds for their approval as described in the Proposal.

Copies of the Current Advisory Agreement and the form of proposed amendment to the Current Advisory Agreement are attached as Exhibit A and Exhibit B, respectively, to this Proxy Statement.

Highland Associates as Investment Adviser of the Funds

Highland Associates has served as the investment adviser of the Funds pursuant to the Current Advisory Agreement since the Funds’ inception on December 29, 2011. Highland Associates commenced business operations in 1987 and is registered with the SEC as an investment adviser. As of June 30, 2012, Highland Associates provided investment advice with respect to approximately $15 billion in assets. Highland Associates’ principal address is 2545 Highland Avenue South, Suite 200, Birmingham, Alabama 35205.

Description of the Current Advisory Agreement

At a meeting of the Board of Trustees of the Trust held on December 13, 2011, the Board, including all of the Independent Trustees, initially approved the Current Advisory Agreement for a two-year period from effectiveness and thereafter from year to year as long as such continuance is approved at least annually by a majority of the Independent Trustees and by either a majority of the outstanding voting securities of that Fund or the Trustees of that Fund. On December 29, 2011, the Current Advisory Agreement was approved by the initial shareholder in connection with the Funds’ commencement of operations.

The Current Advisory Agreement requires that Highland Associates provide general management services to the Funds and assume overall supervisory responsibility for the general management and investment of each Fund’s assets, subject to the review and approval of the Board. Highland Associates is responsible for setting each Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Board concerning the implementation of the programs.

The Current Advisory Agreement for the Funds provides for Highland Associates and a Fund to appoint one or more sub-advisers to have full discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Fund’s assets assigned to that sub-adviser.

Pursuant to the Current Advisory Agreement, the Funds pay all expenses incident to their organization, operations and business not specifically assumed by Highland Associates, including administration, custodian and transfer agency fees and expenses, distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, legal and accounting expenses, brokerage expenses, interest, taxes, registration fees, expenses of shareholder meetings and reports to shareholders, fees and expenses of Independent Trustees and other costs of complying with applicable laws regulating the sale of Fund shares.

The Current Advisory Agreement: (i) may be terminated without the payment of a penalty by the Board, by a vote of a majority of the outstanding securities of a Fund or by Highland Associates on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; (iii) generally, may not be amended without the approval of the Board, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

Description of the Current Advisory Fees

Pursuant to the Current Advisory Agreement, each Fund pays Highland Associates an annual investment advisory fee for its services, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days), of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.50% of the Fund’s daily net assets during the month.

Redmont Resolute Fund I

Through August 31, 2016, Highland Associates has agreed contractually to limit the amount of the Redmont Resolute Fund I’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.90% of the Fund’s average daily net assets. Highland Associates will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Redmont Resolute Fund I will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. Highland Associates may not discontinue this waiver without the approval of the Board.

Redmont Resolute Fund II

Through August 31, 2016, Highland Associates has agreed contractually to waive the total amount of the Redmont Resolute Fund II’s 0.50% annual investment advisory fee. Highland Associates may not discontinue this waiver without the approval by the Board.

The following table summarizes the advisory fees paid by the Funds to Highland Associates before any waivers and the amounts waived from the Funds’ inception on December 29, 2011 through April 30, 2012, the fiscal year end of the Funds.

Fund	Advisory Fees	Waivers

Redmont Resolute Fund I	$864	($864)
Redmont Resolute Fund II	$72,316	($72,316)

No amounts were paid by either Fund to any affiliate of Highland Associates over the same period.

Description of the Proposed Amended Advisory Agreement

Except for the proposed change in fee structure discussed below, the terms and conditions of the Proposed Amended Advisory Agreement are substantially the same as the terms and conditions of the Current Advisory Agreement. In addition, if the Proposed Amended Advisory Agreement is approved by shareholders, there will be a new agreement by the Adviser to waive its fees and/or reimburse Fund expenses, as described below. It is anticipated that the same services will be provided by the Adviser under the Proposed Amended Advisory Agreement as are currently provided under the Current Advisory Agreement.

The Current Advisory Agreement provides that each Fund pays the Adviser an investment management fee at the annual fee rate of 0.50% of the Fund’s daily net assets during the month. This advisory fee rate has been in effect since December 29, 2011 and has not been changed or modified since that time.

Description of the Proposed Amended Advisory Agreement

At a meeting of the Board held on September 11, 2012, the Board, including all of the Independent Trustees, approved the Proposed Amended Advisory Agreement to increase the annual management fee rate payable to the Adviser by each Fund. Pursuant to the Proposed Amended Advisory Agreement, each Fund would pay Highland Associates an annual investment advisory fee for its services, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days), of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.50% of the Fund’s daily net assets during the month.

Redmont Resolute Fund I

If the Proposed Amended Advisory Agreement is approved, the Adviser has contractually agreed, with respect to the Fund’s Class A and Class I shares, to waive the portion of its 1.50% investment advisory fee in excess of the sum of 0.50% plus any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”), and/or reimburse the Fund (or class, as applicable) by the amount of such excess. For the current fiscal year, Sub-Advisory Fees are estimated to be 0.40% of the Fund’s daily average net assets.

In addition, after giving effect to the foregoing fee waiver and/or expense reimbursement for the Fund’s Class A and Class I shares, to the extent the Fund’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, Sub-Advisory Fees, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.90% of the Fund’s average daily net assets, the Adviser has contractually agreed to reduce the fee payable with respect to the Fund by the extent of such excess, and/or reimburse the Fund (or class, as applicable) by the amount of such excess. The waiver or reimbursement will be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated. The fee waivers and/or expense reimbursements for the Fund will be in effect through August 31, 2017. With respect to its agreement to limit total annual expenses for the Fund’s Class A shares and Class I shares to 1.90% of the Fund’s average daily net assets as described above, the Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser will not be permitted to discontinue this agreement to waive fees and/or reimburse expenses without the approval by the Fund’s Board of Trustees.

Redmont Resolute Fund II

If the Proposed Amendment is approved, the Adviser has contractually agreed, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% investment advisory fee in excess of any Sub-Advisory Fees paid by the Adviser to sub-advisors in connection with the Fund. For the current fiscal year, Sub-Advisory Fees are estimated to be 0.40% of the Fund’s daily average net assets. This agreement will be in effect through August 31, 2017. The Adviser will not be permitted to discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.

The following table summarizes the advisory fees that would have been paid by the Funds to Highland Associates before any waivers and the amounts that would have been paid if the Proposed Amended Advisory Agreement had been in effect from the Funds’ inception on December 29, 2011 through April 30, 2012, the fiscal year end of the Funds.

Fund	Advisory Fees	Waivers

Redmont Resolute Fund I	$2,591	($2,591)
Redmont Resolute Fund II	$216,948	($159,095)

Comparison of Fees and Expenses

The following fees and expenses tables and examples provide a comparison of each Fund’s annual operating expenses based on total net assets for the fiscal year ended April 30, 2012 under the Current Advisory Agreement and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase under the Proposed Amended Advisory Agreement.

As discussed further under “Rationale for Proposed Increase in Advisory Fee Rate,” the Adviser and the Trust had filed for an application for exemptive relief from the SEC, pursuant to which the Adviser would have the authority to engage, retain and terminate sub-advisers for the Funds, subject to approval of the Board, but without obtaining approval from the Funds’ shareholders. Under this arrangement, the total aggregate fees paid to all sub-advisers by each Fund would be equal to or less than 0.75% of each Fund’s average daily net assets, a Fund expense that the Adviser anticipated would be offset by an accompanying reduction in acquired fund fees and expenses associated with the use of sub-advisers in place of certain underlying funds. Shareholder approval would have been required for any change to a sub-advisory agreement resulting in an increase to the aggregate 0.75% payable to all sub-advisers by the Funds. Absent such shareholder approval, the total aggregate advisory and sub-advisory fees payable by each Fund would have been equal to or less than 1.25% of the Fund’s average daily net assets.

The SEC has determined not to grant exemptive relief for the Funds to operate under this arrangement, but has permitted the Adviser and the Trust to amend their application for exemptive relief. Under the arrangement in such amended application, the Adviser would likewise have authority to engage, retain and terminate sub-advisers, but the Adviser would be required to pay all such sub-advisers out of the advisory fee paid by each Fund to the Adviser.

The pro forma fees and expenses set forth below reflect the Adviser’s assumptions regarding the anticipated allocations to sub-advisers and to acquired funds. Although the Adviser currently anticipates, under its investment strategy for the Funds, that the allocations to sub-advisers may eventually be higher and allocations to acquired funds may be lower than currently assumed, its projections are contingent upon various factors, including but not limited to the SEC’s actions with respect to the amended application for exemptive relief, future market conditions, and the Adviser’s ability to identify suitable sub-advisers and/or acquired funds. As a result, no assurance can be given that the Adviser’s desired allocation levels can be attained. However, assuming that the Adviser’s allocation levels can be attained by the end of calendar year 2013, the Adviser expects that sub-advisory fees will be higher and that acquired fund fees and expenses will be lower than currently assumed for purposes of the table below.

Fees and Expenses – Current and Pro Forma as of April 30, 2012

Redmond Resolute Fund I

	Current		Pro Forma
	Class A	Class I	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%(1)	None	5.50%(1)	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(1)	None	1.00%(1)	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment )
Management Fees	0.50%	0.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.25%	0.00%
Other Expenses
Other Fund Expenses(2)	0.88%	0.88%	0.88%	0.88%
Shareholder Services Fees	0.15%	0.00%	0.15%	0.00%
Acquired Fund Fees and Expenses(2)	1.27%	1.27%	0.79%	0.79%
Total Annual Fund Operating Expenses(3)	3.05%	2.65%	3.57%	3.17%
Fee Waiver and Expense Reimbursement	(0.00%)(4)	(0.00%)(4)	(0.60)(5)	(0.60)(5)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	3.05%	2.65%	2.97%	2.57%
(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

(2)

Other Fund Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund as a result of its investments in shares of one or more “acquired funds” as defined in the registration form of the Fund, which generally includes investments in other mutual funds and other pooled investment vehicles.

(3)

The Total Annual Operating Expenses will not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table for the Fund in the Fund’s annual report for the same period, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

Highland Associates, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.90% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

(5)

If the Proposed Amendment is approved, the Adviser has agreed, with respect to the Fund’s Class A and Class I shares, contractually to waive the portion of its 1.50% Management Fee in excess of the sum of 0.50% plus any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”), and/or reimburse the Fund (or class, as applicable) by the amount of such excess. For the current fiscal year, Sub-Advisory Fees are estimated to be 0.40% of the Fund’s daily average net assets. In addition, after giving effect to the foregoing fee waiver and/or expense reimbursement for the Fund’s Class A and Class I shares, to the extent the Fund’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, Sub-Advisory Fees,

brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.90% of Fund I’s average daily net assets, the Adviser has contractually agreed to reduce the fee payable with respect to Fund I by the extent of such excess, and/or shall reimburse Fund I (or class, as applicable) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of Fund I in the same manner as the underlying expenses or fees were allocated. The fee waivers and/or expense reimbursements for the Fund are in effect through August 31, 2017. With respect to its agreement to limit total annual expenses for the Fund’s Class A shares and Class I shares to 1.90% of the Fund’s average daily net assets as described above, the Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this agreement to waive fees and/or reimburse expenses without the approval by the Fund’s Board of Trustees.

Redmond Resolute Fund II

	Current	Pro Forma
	Class I	Class I
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	1.50%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses(1)	0.29%	0.29%
Acquired Fund Fees and Expenses(1)	1.27%	0.79%
Total Annual Fund Operating Expenses(2)	2.06%	2.58%
Fee Waiver and Expense Reimbursement	(0.50%)(3)	(1.10)(4)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.56%	1.48%
(1)

Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund as a result of its investments in shares of one or more “acquired funds” as defined in the registration form of the Fund, which generally includes investments in other mutual funds and other pooled investment vehicles.

(2)

The Total Annual Operating Expenses will not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table for the Fund in the Fund’s annual report for the same period, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Highland Associates, Inc. (the “Adviser”) has agreed contractually to waive the total amount of the Fund’s 0.50% management fees. This agreement is in effect through August 31, 2016. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

(4)

If the Proposed Amendment is approved, the Adviser has agreed contractually, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). For the current fiscal year, Sub-Advisory Fees are estimated to be 0.40% of the Fund’s daily average net assets. This agreement is in effect through August 31, 2017. The Adviser may not discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.

Examples – Current and Pro Forma as of April 30, 2012

These examples are intended to help you compare the costs of investing in the Funds (based on each Fund’s current expenses and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Redmond Resolute Fund I

	Current		Pro Forma
Number of Years You Own Your Shares	Year 1	Year 3	Year 1	Year 3
Class A shares	$841	$1,440	$834	$1,418
Class I shares	$268	$823	$260	$799
Redmond Resolute Fund II
	Current		Pro Forma
Number of Years You Own Your Shares	Year 1	Year 3	Year 1	Year 3
Class I shares	$159	$492	$151	$468

BOARD CONSIDERATIONS IN APPROVING THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED ADVISORY AGREEMENT AMENDMENT

The Board of the Trust considered the initial approval of the Current Advisory Agreement at an in-person meeting held on December 13, 2011. The Funds launched on December 29, 2011. The Board of the Trust considered the terms and rationale for the proposed advisory fee increase and approval of the Proposed Amended Advisory Agreement at an in-person meeting on September 11, 2012. The factors considered by the Independent Trustees in the consideration of the Current Advisory Agreement and the Proposed Amended Advisory Agreement and the main reasons for the Independent Trustees’ approval of both, are summarized below.

Approval of Current Advisory Agreement

On December 13, 2011, the Board met in person to discuss, among other things, the approval of the Current Advisory Agreement between the Trust and Highland Associates in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Current Advisory Agreement and other related materials.

In approving the Current Advisory Agreement with Highland Associates, the Board, including the Independent Trustees, considered the following factors with respect to the Funds:

Investment Advisory Fee Rate: The Board reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Funds, to Highland Associates of 0.50% of each Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Highland Associates to the Funds.

The Board considered the information they received comparing the Funds’ contractual annual advisory fee and overall expenses with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Board further determined that the contractual annual advisory fee of 0.50% of each of the Funds and the total expense ratio of 1.90% (after limitations and expense waivers/reimbursements) for each of Class A and Class I of the Redmont Resolute Fund I is comparable to others within the Funds’ anticipated peer universe.

Nature, Extent and Quality of the Services under the Current Advisory Agreement: The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Current Advisory Agreement. The Board reviewed certain background materials supplied by Highland Associates in its presentation, including its Form ADV.

The Board reviewed and considered Highland Associates’ investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Highland Associates. The Board also reviewed the research and decision-making processes utilized by Highland Associates, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Funds.

The Board considered the background and experience of Highland Associates’ management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Board also reviewed, among other things, Highland Associates’ insider trading policies and procedures and its Code of Ethics.

Performance: The Board noted that since the Funds had not yet begun operations, there was no fund performance to be reviewed or analyzed at the time of the meeting. The Board considered Highland Associates’ reputation generally and its investment techniques, risk management controls and decision-making processes.

The Adviser’s Profitability: The Board received and considered a projected profitability analysis prepared by Highland Associates based on the fees payable under the Current Advisory Agreement. The Board considered the profits, if any, anticipated to be realized by Highland Associates in connection with the operation of the Funds. The Board then reviewed Highland Associates’ 2010 tax return, balance sheet as of September 30, 2011 and Profit & Loss statement (January-September 2011) in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale: The Board considered whether economies of scale in the provision of services to the Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Board reviewed and considered any other benefits derived or to be derived by Highland Associates from its relationship with the Funds, including soft-dollar arrangements.

In selecting Highland Associates as the Funds’ investment adviser and approving the Current Advisory Agreement and the fees charged under the Current Advisory Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Current Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Board, including all of the Independent Trustees, concluded that:

—	the investment advisory fees to be received by Highland Associates with respect to the Funds were comparable to others within each of the Fund’s peer universe;

—	the nature, extent and quality of services to be rendered by Highland Associates under the Current Advisory Agreement were adequate;

—	the profit, if any, anticipated to be realized by Highland Associates in connection with the operation of the Funds was not unreasonable to the Funds; and

—	there were no material economies of scale or other benefits accruing to Highland Associates in connection with its relationship with the Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Highland Associates’ compensation for investment advisory services is consistent with the best interests of the Funds and their shareholders.

Approval of the Proposed Amended Advisory Agreement

The Board met in person on September 11, 2012 to determine whether approving the Proposed Amended Advisory Agreement with a higher fee rate than in the Current Advisory Agreement was in the best interests of the Funds’ Shareholders. At this meeting, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the Proposed Amended Advisory Agreement, the Board and its counsel reviewed materials furnished by Highland Associates and communicated with senior representatives of Highland Associates regarding its personnel, operations and financial condition.

In connection with the Board’s recommendation that Shareholders approve the Proposed Amended Advisory Agreement, the Board considered the following factors discussed below, but without identifying any single factor as all-important or controlling:

(i) the assurances from Highland Associates that the manner in which the Funds’ assets are managed will not change if the Proposed Amended Advisory Agreement is approved, that the same people who currently manage the Funds’ assets will continue to do so after approval, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds;

(ii) the rationale (described below) for the proposed increase to each Fund’s annual advisory fee rate, in light of the SEC’s determination not to issue exemptive relief under the terms of the Trust’s and Highland Associates’ initial application for exemptive relief dated February 12, 2012;

(iii) the material terms of the Proposed Amended Advisory Agreement are the same as the terms of the Funds’ Current Advisory Agreement but for the proposed new advisory fee rates payable to the Adviser by each of the Funds;

(iv) the assurances from Highland Associates that it will enter into a new fee waiver agreement for both of the Funds on the terms described herein;

(v) the favorable history, reputation, qualification and background of Highland Associates;

(vi) the qualifications of Highland Associates’ personnel who provide advisory services to the Funds;

(vii) Highland Associates’ financial condition; and

(viii) the potential adverse effects on Highland Associates, and indirectly, on the Funds, in the event the Proposed Amended Advisory Agreement with the new advisory fees is not approved.

Rationale for Proposed Increase in Advisory Fee Rate

At the Board meeting on December 11, 2011, Highland Associates indicated that it intended to apply for an exemptive order from the SEC that, if granted, would allow the Adviser to allocate and reallocate the assets of each Fund between and among any sub-advisers so selected pursuant to a “manager of managers” structure. Highland Associates also indicated that, if exemptive relief were granted by the SEC as proposed, the Adviser would have the authority to retain and terminate sub-advisers, engage new sub-advisers and make material revisions to the terms of the sub-advisory agreements subject to the approval of the Board, while exempting each Fund from also obtaining approval of the Fund’s shareholders. Highland Associates further indicated that, for services rendered under the sub-advisory agreements, each sub-adviser would receive a fee directly from the Fund, negotiated by the Adviser and the applicable sub-adviser, as approved by the Board, so that the total aggregate fee paid to all sub-advisers by a Fund would be equal to or less than 0.75% of a Fund’s average daily net assets. Highland Associates anticipated that the use of sub-advisers in place of certain underlying funds would reduce each Fund’s acquired fund fees and expenses by an amount equal to or greater than the 0.75% maximum aggregate fee paid to all sub-advisers. Under this proposed structure, shareholder approval would have been required for any change to a sub-advisory agreement if such change would result in an increase in the overall advisory fees payable by a Fund to all sub-advisers above the 0.75% maximum previously agreed to by the Board.

On February 12, 2012, Highland Associates filed its application for exemptive relief of its proposed “manager of managers” structure as described above. Highland Associates believed that employing a “manager of managers” structure to supplement the current “fund of funds” approach would benefit the Funds in three significant ways. First, by employing sub-advisers to manage certain segments of each Fund’s portfolio, the Adviser would be able to reduce the acquired fund fees and expenses associated with investing in mutual funds and other pooled investment vehicles. Second, the Adviser would be able to gain efficiencies in the management of Fund assets by reducing the overlap of securities among portfolios of underlying funds. Third, the Adviser would gain access to investment managers that currently do not manage mutual funds or other underlying funds available for investment by the Funds. On May 3, 2012, the SEC notified the Adviser that it had determined not to grant exemptive relief as proposed for an arrangement involving the payment of sub-advisory fees directly by the Funds.

The “manager of managers” structure, the initial application for exemptive relief, and the risks associated with such a structure (including the possibility that an exemptive order might not be obtained) were described in the Funds’ registration statement filed with the SEC on December 29, 2011. As the Adviser continues to regard the “manager of managers” structure as a key component of its management of the Funds, the Trust and the Adviser filed an amended application for exemptive relief on July 17, 2012. Under the terms proposed in this amended application for exemptive relief, the Adviser would continue to have the authority to retain and terminate sub-advisers, engage new sub-advisers and make material revisions to the terms of the sub-advisory agreements subject to the approval of the Board, but not approval of a Fund’s shareholders. However, each sub-adviser would receive its fees directly from the Adviser, as opposed to receiving fees from the respective Fund.

In order to implement the “manager of managers” structure within the terms of the amended application for exemptive relief, the Adviser has proposed amending the Current Advisory Agreement to increase the annual advisory fee payable to the Adviser by each Fund (the “Proposed Amended Advisory Agreement”) to allow the Adviser to pay fees to the sub-advisers from the Adviser’s advisory fee instead of directly from each Fund.

The Adviser believes that, under the proposed advisory fee rate, the ability to allocate up to each Fund’s entire portfolio to sub-advisers provides the Adviser with the flexibility to manage the Funds’ portfolios with minimal allocations to acquired funds, if deemed by the Adviser to be in the interests of the Funds’ Shareholders. In addition, the portion of the fee potentially allocable to sub-advisers allows the Adviser to consider a wider spectrum of sub-advisers, including sub-advisers managing products or utilizing strategies that may be more cost effectively accessed by the Funds through a sub-advisory allocation than through a pooled investment vehicle.

Board Consideration of the Proposed Amended Advisory Agreement

The 1940 Act requires that the Board of Trustees of the Funds review each Fund’s advisory contracts and consider whether to approve them and recommend that the Shareholders of each Fund approve them.

In anticipation of the Board’s meeting on September 11, 2012, and as part of the process to consider the Proposed Amended Advisory Agreement, legal counsel to the Independent Trustees requested certain information from Highland Associates. In response to these requests, the Independent Trustees received a report from Highland Associates that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as a memorandum regarding the Board’s responsibilities pertaining to particular considerations with respect to the Proposed Amended Advisory Agreement to increase the advisory fees payable to Highland Associates by each Fund.

At its meeting on September 11, 2012, the Board considered the information received from Highland Associates with respect to the Proposed Amended Advisory Agreement.

In voting to approve the Proposed Amended Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether the Proposed Amended Advisory Agreement would be in the best interests of the Funds and their Shareholders, based on: (i) the nature, extent and quality of the services to be provided under the Proposed Amended Advisory Agreement; (ii) the investment performance of the Funds; (iii) the expenses borne by the Funds (including management fees and other expenses), the fees charged by Highland Associates to the Funds and to their other clients, and projected profits to be realized by Highland Associates from its relationship with the Funds;

(iv) the fact that economies of scale may be realized as the Funds grow and whether fee levels will reflect economies of scale for the benefit of Shareholders; (v) potential fall-out benefits to Highland Associates from its relationship with the Funds; and (vi) other general information about Highland Associates. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided. At the meeting, the Board considered the nature, extent and quality of the services provided by Highland Associates in light of the investment objective of each Fund. The Board reviewed the background and experience of the current Highland Associates’ personnel responsible for the evaluation and monitoring for each Fund and Highland Associates’ history as asset manager, its performance, the amount of assets currently under management, the research and decision-making processes utilized by investment professionals, and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions.

The Board also reviewed Highland Associates’ compliance-related materials and noted that it had received a report on these services and compliance issues from Highland Associates at each regular Board meeting since the Funds’ inception on December 29, 2011 related to the services rendered by Highland Associates to the Funds.

The Board concluded that the nature, extent and quality of the services to be provided by Highland Associates to the Funds were appropriate and consistent with the terms of the Proposed Amended Advisory Agreement and that each Fund was likely to benefit from services provided under the Proposed Amended Advisory Agreement. The Board also concluded that the quality of the services provided by the senior advisory personnel employed by Highland Associates had been consistent with or superior to quality norms in the industry, and that Highland Associates had sufficient personnel, with the appropriate education and experience, to serve each Fund effectively. The Board also concluded that the structure of Highland Associates’ operations was sufficient to retain and properly motivate the Funds’ current senior advisory personnel. Finally, the Board concluded that the financial condition of Highland Associates was sound.

Investment Performance. At the meeting, the Board reviewed the recent investment performance of each Fund. This review included a comparison of each Fund’s performance with the performance of a group of comparable funds selected by FUSE Research Network and the HFRX Global Index, the Funds’ benchmark. The Board observed that the Funds had limited performance history data available at the time of the meeting, due to the Fund’s inception date of December 29, 2011.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by Highland Associates from its Relationship with the Funds. At the meeting, the Board reviewed the fees to be paid by each Fund to Highland Associates under the Current Advisory Agreement and the proposed new fees to be paid by each Fund to Highland Associates under the Proposed Amended Advisory Agreement. The Board reviewed comparative fee information of the Fund’s advisory contract, including information about (i) the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds and (ii) the fees charged by Highland Associates to its other client accounts. In its consideration of the Funds’ proposed new advisory fees under the Proposed Amended Advisory Agreement and overall expenses compared with those of funds in both the relevant expense group and universe of funds, the Board reviewed information provided by FUSE Research Network, an independent provider of investment company data.

The Board reviewed the proposed new advisory fees under the Proposed Amended Advisory Agreement and expense ratios in light of any proposed contractual waivers by Highland Associates. The Board also noted that the proposed new advisory fees for the Funds were generally comparable to the fees charged to similar funds. Where a Fund’s fees or expenses were higher than the median of the funds compared, the Board noted that such fees or expenses were within an acceptable range. The Board also took note of the fact that any sub-advisers engaged by Highland Associates on behalf of the Funds would be paid by Highland Associates from its advisory fees and not by the Funds, and that the Funds would likely experience a reduction in acquired fund fees and expenses through the use of sub-advisers. In renewing the Proposed Amended Advisory Agreement, the Board concluded that the proposed new advisory fees payable by each Fund to Highland Associates were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies, the particular performance considerations with respect to each Fund, the contractual waivers in place, and the fees Highland Associates charges to other clients.

Projected Profitability and Costs of Services to Highland Associates. The Board reviewed reports of the financial position of Highland Associates. The Board considered the projected profitability of Highland Associates’ overall relationship with the Funds, which included the proposed new advisory fees payable to Highland Associates by the Funds, and concluded that the projected costs of providing services to each Fund pursuant to the Proposed Amended Advisory Agreement were not excessive. The Board reviewed the losses realized by Highland Associates in connection with the operation of the Funds. The Board also considered Highland Associates’ statements regarding its continuing commitment to the Funds despite these losses. The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Highland Associates might receive in connection with their association with the Funds.

The Board was provided with updated information regarding the projected profitability of Highland Associates. The Board took note of the above factors previously considered during the initial approval of the Current Advisory Agreement on December 13, 2011.

Extent of Economies of Scale as the Funds Grow and Whether Fee Levels Reflect Economies of Scale. The Board reviewed the Funds’ current financial information provided by Highland Associates, and concluded that, to the extent any economies of scale could be realized as the assets of each Fund increase, such economies would likely be insignificant at the current time.

In connection with its review of the Proposed Amended Advisory Agreement, the Board reviewed the information previously considered during the initial approval of the Current Advisory Agreement on December 13, 2011.

In light of the considerations noted above, the Board, at its September 11, 2012 meeting, approved the Proposed Amended Advisory Agreement for the maximum period permissible under the 1940 Act. Based on its evaluation, the Board unanimously concluded that the proposed new advisory fees payable to Highland Associates by the Funds under the Proposed Amended Advisory Agreement are reasonable, fair and in the best interests of the Funds and their Shareholders. The Board believes that the Proposed Amended Advisory Agreement will enable each Fund to continue to enjoy the high-quality investment management services it has received in the past from Highland Associates, at higher management fee rates than the current rates but with total annual operating expenses on a pro-forma basis for each Fund anticipated to be lower than the corresponding current total annual operating expenses, which the Board deems appropriate, reasonable and in the best interests of each Fund and its Shareholders. Based on its evaluation of the aforementioned considerations, the Board unanimously voted to approve and to recommend to the Shareholders of each Fund that they approve the Proposed Amended Advisory Agreement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PROPOSAL.

VOTE REQUIRED

Shareholders of each Fund will vote separately. The presence in person or by proxy of one-third of the Trust’s shares that are entitled to vote constitutes a quorum.

Approval of the Proposed Amended Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

EFFECT IF PROPOSAL NOT APPROVED

If the proposal to approve the Proposed Amended Advisory Agreement is not approved, the Current Advisory Agreement shall remain unchanged and continue in effect so long as it continues to be approved annually by a majority of the Funds’ Independent Trustees and is not terminated by either Highland Associates or the shareholders of the Funds.

If the shareholders of either or both Funds do not approve the Proposal, the Proposed Amended Advisory Agreement will not take effect for either Fund, and the Board will consider other courses of action in the best interests of each Fund and its shareholders.

INFORMATION ABOUT HIGHLAND ASSOCIATES

Highland Associates has served as the investment adviser of the Funds pursuant to the Current Advisory Agreement since the Funds’ inception on December 29, 2011 and will continue to serve as the investment adviser of the Funds under the Proposed Amended Advisory Agreement. Highland Associates commenced business operations in 1987 and is registered with the

Securities and Exchange Commission as an investment adviser. As of June 30, 2012, Highland Associates provided investment advice with respect to approximately $15 billion in assets. Highland Associates’ principal address is 2545 Highland Avenue South, Suite 200, Birmingham, Alabama 35205.

Information regarding the principal executive officers and directors of the Adviser and their principal occupations for at least the past five years is set forth directly below:

Name and Address*	Principal Occupation	Position(s) with the Funds (if any)
Charles D. Perry, Jr.	From July 2012 to the present, Mr. Perry has served as President/Principal of Highland Associates. From May 1987 to June 2012, Mr. Perry served as Treasurer/Principal of Highland Associates. From May 2003 to the present, Mr. Perry has served as a Member of Highland Good Steward Management, LLC. From October 1989 to the present, Mr. Perry has served as Treasurer/Principal of Highland Information Services, Inc. Mr. Perry received a B.A. in Economics in 1973 from Washington & Lee University, Lexington, Virginia.	None.
William A. Terry	From May 1987 to the present, Mr. Terry has served as Secretary/Principal/Chief Compliance Officer of Highland Associates. From May 2003 to the present, Mr. Terry has served as a Member of Highland Good Steward Management, LLC. From October 1989 to the present, Mr. Terry has served as President/Principal of Highland Information Services, Inc. From October 1989 to April 2010, Mr. Terry served as Compliance Officer of Highland Information Services, Inc. Mr. Perry received a B.A. in Philosophy in 1979 from Davidson College, Davidson, North Carolina.	None.

* The business address of each Director is c/o 2545 Highland Avenue South, Suite 200, Birmingham, Alabama 35205.

Highland Associates is owned by Charles D. Perry, Jr., William A. Terry, John R. Doody, Jr., R. Scott Graham, Michael T. Lytle, and Paige B. Daniel. Other than the Funds, Highland Associates does not serve as investment adviser to any other registered funds.

During the period from the Funds’ inception through April 30, 2012, no commissions were paid by either Fund to a broker affiliated with the Adviser or the Funds.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Transfer Agent and Distributor

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to each Fund, and ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203 serves as distributor of each Fund’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in each class of each of the Funds.

Name of Fund	Class	# of Shares Outstanding
Redmont Resolute Fund I	Class A
Redmont Resolute Fund I	Class I
Redmont Resolute Fund II	Class I

As of the Record Date, the following persons were known to own of record more than 5% of any class of the voting securities of the Funds:

Name of Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
Redmont Resolute Fund I, Class A
Redmont Resolute Fund I, Class I
Redmont Resolute Fund II, Class I

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities of any class issued by Highland Associates, which is not publicly traded.

As of September 3, 2012, the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

Other Information

Payment of Solicitation Expenses

The Funds will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations and will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the shareholders.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Funds, including financial statements of the Funds, have previously been sent to Fund shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. To request a report for a Fund, please call (855) 268-2242, write to the Redmont Funds at P.O. Box 1436, Denver, CO 80201, or visit the Funds’ website at www.redmontfunds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at (855) 268-2242. You may also notify the transfer agent in writing at the Redmont Funds at P.O. Box 1436, Denver, CO 80201. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Fund’s shareholders will vote separately on each proposal with respect to that Fund. If you are a shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and as a consequence, will have the effect of a vote against the Proposal.

Quorum; Adjournment

For each Fund, one-third of the shares outstanding on the Record Date and entitled to vote, present and in-person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of the other Fund. In the event a quorum is present at the Meeting, but sufficient votes to approve the Proposal have not been received or in the discretion of such persons, the Chairman of the Meeting or persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Shareholders of each Fund must separately approve the Proposed Amended Advisory Agreement for such Fund. Approval of the Proposal by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

If the shareholders of both Funds approve the Proposed Amended Advisory Agreement for such Fund, the Proposed Amended Advisory Agreement with the amended fee schedule for the Funds will become effective on the day the SEC grants Highland Associates and the Trust the exemptive relief of the proposed “manager of managers” structure, as described herein.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact                     at 1-                    (toll-free).

EXHIBITS TO PROXY STATEMENT

EXHIBIT A: Current Advisory Agreement with Highland Associates, Inc.

EXHIBIT B: Form of Proposed Amendment to Current Advisory Agreement with Highland Associates, Inc.

EXHIBIT A

CURRENT ADVISORY AGREEMENT WITH HIGHLAND ASSOCIATES, INC.

FINANCIAL INVESTORS TRUST

REDMONT RESOLUTE FUND I

REDMONT RESOLUTE FUND II

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this 29th day of December, 2011, by and between Highland Associates, Inc. (the “Adviser”) and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the fund(s) listed in Appendix A (each, a “Fund” and together, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to deploy a Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated November 30, 1993, its Bylaws, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Declaration of Trust;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting the Adviser as investment adviser to the Funds and approving the form of this Agreement; and

d	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services Provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers (each, a “Sub-Adviser”): (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (b) manage the Funds and furnish a continual investment program for the Funds in accordance with each Fund’s investment objective and policies as described in the Fund’s Prospectus and Statement of Additional Information, and in accordance with such exemptive orders as may be applicable; (c) make investment decisions for the Funds; (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisers, and determine what portion of a Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Funds. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Funds.

The Adviser will keep the Trust informed of developments materially affecting the Funds, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Funds, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Funds. The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to the Adviser in this paragraph. In particular, but without limiting the generality of the foregoing, the Funds will be required to pay brokerage and other expenses of executing Fund transactions; acquired fund fees and expenses, shareholder services fees, taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.50% (50 basis points) of the Fund’s daily net assets during the month.

6. Services to Other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Proxy Voting and Other Corporate Matters. The Adviser will take any and all action and provide any and all advice with respect to the voting of securities held by the Funds in accordance with the Funds’ Proxy Voting Policies and Procedures, as amended and revised from time to time. The Adviser agrees to provide the Funds in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Funds to file Form N-PX as required by Rule 30b1-4 under the 1940 Act. With the Funds’ approval, the Adviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Funds, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Adviser deems appropriate to preserve or enhance the value of the Funds, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Adviser deems to be in the best interest of the Funds or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to arrange for the payment of their reasonable fees, expenses and related costs from the Funds.

10. Information and Reports. The Adviser shall keep the Funds informed of developments relating to its duties as Adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Funds may from time to time reasonably request.

(a) Prior to each regular meeting of the Board of the Funds, the Adviser shall provide the Board with reports regarding the Adviser’s management of the Funds during the most recently completed quarter, which reports: (i) shall include Adviser’s representation that its performance of its investment management duties hereunder is in compliance with the Funds’ investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Adviser and the Funds.

(b) Each of the Adviser and the Funds shall provide the other party with a list, to the best of the Adviser’s or the Funds’ respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Funds, as the case may be, and each of the Adviser and the Funds agree promptly to update such list whenever the Adviser or the Funds become aware of any changes that should be added to or deleted from the list of affiliated persons.

(c) The Adviser shall also provide the Funds with any information reasonably requested by the Funds regarding the Adviser’s management of the Fund assets required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Funds with the SEC.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act. The Adviser shall notify the Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Funds to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser.

12. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

(a) It is registered as an “investment adviser” under the Advisers Act.

(b) It will maintain, keep current and preserve on behalf of the Funds all books and records responsibilities delegated to the Adviser, in the manner required or permitted by the 1940 Act and the rules thereunder. The Adviser agrees that such records are the property of the Funds, and shall be surrendered to the Funds promptly upon request. The Funds acknowledge that Adviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

(c) It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and shall provide the Funds with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Funds. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Adviser shall certify to the Funds that the Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Funds, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Adviser shall furnish to the Funds a written report which complies with the requirements of Rule 17j-1 concerning the Adviser’s Code of Ethics. The Adviser shall permit the Funds to examine the reports required to be made by the Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

(d) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Adviser and its supervised persons, and, to the extent the activities of the Adviser in respect of the Funds could affect the Funds, by the Funds, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Adviser has provided the Funds with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Funds. The Adviser agrees to cooperate with periodic reviews by the Funds’ compliance personnel of the Adviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Funds from time to time such additional information and certifications in respect of the Adviser’s policies and procedures, compliance by the Adviser with federal securities laws and related matters as the Funds’ compliance personnel may reasonably request. The Adviser agrees to promptly notify the Funds of any compliance violations which affect the Funds’ assets.

(e) The Adviser will immediately notify the Funds of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Adviser will also immediately notify the Funds if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Funds.

13. Certifications. The Adviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Funds necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Adviser’s duties and responsibilities under this Agreement.

14. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Funds. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Funds (in a manner consistent with the 1940 Act and the rules and regulations thereunder), individually, or by the Adviser.

15. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

16. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Highland Associates, Inc.

2545 Highland Ave South, Suite 200

Birmingham, AL 35205

Attn: Jenny Watts

To the Trust or the Funds at:

Financial Investors Trust

1290 Broadway

Suite 1100

Denver, Colorado 80203

Attn: Secretary

17. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

18. Miscellaneous. Neither the holders of shares of the Funds nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

HIGHLAND ASSOCIATES INC.		FINANCIAL INVESTORS TRUST

By:	/s/ William A. Terry	By:	/s/ Jeremy O. May
Name:	William A. Terry	Name:	Jeremy O. May
Title:	Principal	Title:	Treasurer

APPENDIX A

Redmont Resolute Fund I

Redmont Resolute Fund II

EXHIBIT B

FORM OF PROPOSED AMENDMENT TO CURRENT ADVISORY AGREEMENT

WITH HIGHLAND ASSOCIATES, INC.

FINANCIAL INVESTORS TRUST

REDMONT RESOLUTE FUND I

REDMONT RESOLUTE FUND II

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This Amendment dated as of             , 2012 (this “Amendment”) is to the Investment Advisory Agreement dated as of December 29, 2011 (the “Agreement”), by and between Financial Investors Trust (the “Trust”), a Delaware statutory trust, and Highland Associates, Inc. (the “Adviser”), regarding the fund(s) listed in Appendix A of the Agreement. Any items not herein defined shall have the meaning ascribed to them in the Agreement.

WHEREAS, the Trust and the Adviser wish to amend the Agreement in certain respects as more fully set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto agree as follows:

1. Effective as of the date of this Amendment, Section 5 (Compensation of the Adviser) is replaced in its entirety with the new Section 5 (Compensation of the Adviser) set forth as follows:

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.50% (150 basis points) of the Fund’s daily net asset during the month.

2. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

FINANCIAL INVESTORS TRUST,	HIGHLAND ASSOCIATES, INC.
on behalf of the Funds

By:	By:
Name:	Name:
Title:	Title:

Proxy Tabulator PO Box XXXX
Boston, MA 02205-XXXX
To vote by Internet
1. Read the Proxy Statement and have the proxy card below at hand. 2. Go to website www.eproxyvote.com/redmont 3. Follow the instructions provided on the website.
To vote by Telephone
1. Read the Proxy Statement and have the proxy card below at hand. 2. Call 1-866-977-7699 3. Follow the instructions.
To vote by Mail
1. Read the Proxy Statement. 2. Check the appropriate boxes on the proxy card on the reverse side. 3. Sign and date the proxy card. 4. Return the proxy card in the envelope provided.

FINANCIAL INVESTORS TRUST

[FUND NAME]

Proxy for a Special Meeting of Shareholders to be Held on November 2, 2012

The undersigned, revoking prior proxies, hereby appoints David T. Buhler and Jeremy O. May, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of the Fund listed above (the “Fund”) held in the name of the undersigned on the record date and entitled to vote at the Special Meeting of Shareholders of Financial Investors Trust (the “Trust”) to be held at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, on November 2, 2012, at 10:00 a.m. Mountain Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

PLEASE SIGN AND DATE BELOW

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names

appear hereon. Each joint owner should sign. Trustees and

other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

	Signature [PLEASE SIGN WITHIN BOX]	Date

	Signature [PLEASE SIGN WITHIN BOX]	Date
Proposal(s) listed on reverse side.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement for the Special Meeting is available at www.eproxy.com/redmont

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

1.      To approve an amendment to the Investment Advisory

         Agreement between Financial Investors Trust, on behalf of

         the Fund, and Highland Associates, Inc., the Fund’s

         investment adviser, to change the advisory fee rate paid to

         Highland Associates, Inc. by the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐